Exhibit 99.1

Newmont Reports 2018 Reserves and Resources; Delivered 6.7Mozs of Reserves through exploration, Resources increase

DENVER--(BUSINESS WIRE)--February 21, 2019--Newmont Mining Corporation (NYSE: NEM) (Newmont or the Company) reported gold Reserves of 65.4 million attributable ounces for 2018 compared to 68.5 million ounces at the end of 2017. New additions of 6.7 million ounces exceeded the Company’s target, but were offset by negative revisions of 3.6 million ounces and depletion of 6.1 million ounces. Gold Resources1 increased significantly to 55.0 million ounces in 2018 compared to 48.2 million ounces in 2017 at a constant gold price.

The Company outperformed its exploration target, adding 6.7 million ounces of gold Reserves by the drill bit, demonstrating the success of Newmont’s exploration program. Revisions of 3.6 million ounces were largely driven by model changes at Phoenix and cost and pit design changes at Carlin. Newmont reported 5.1 million ounces of attributable mine production in 2018 resulting in 6.1 million contained ounces of reserve depletion.

Notable reserve additions for the year include a first-time declaration of 2.2 million equity ounces from the Yanacocha Sulfides project, 0.8 million ounces each at Tanami and Cripple Creek & Victor (CC&V), 0.6 million ounces at Ahafo Open Pits, 0.5 million ounces at Carlin Underground and 0.4 million equity ounces at Turquoise Ridge.

The Company’s average gold Reserve grade increased four percent to 1.19 grams per tonne compared to 1.14 grams per tonne in the prior year, largely due to higher grade additions at Yanacocha Sulfides, Tanami, and Carlin Underground.

Newmont’s gold Resources increased significantly to 55.0 million ounces, up 14 percent from 48.2 million ounces in 2017 at a constant gold price, and more than offsetting the conversion of Resource ounces to Reserves. Positive changes to the Company’s resource base included 9.5 million ounces added through exploration and studies and 5.3 million ounces through the acquisition of a 50 percent interest in the Galore Creek project. These additions were offset by the conversion of 7.7 million ounces to Reserves, along with net negative revisions of 2.2 million ounces primarily driven by Phoenix.

Notable resource additions include 1.8 million equity ounces at KCGM, 1.6 million ounces at Tanami, 1.0 million equity ounces at Yanacocha, 0.8 million equity ounces at Merian, 0.8 million ounces each at Boddington and CC&V and 0.5 million ounces at Ahafo Open Pits.

Newmont’s gold Resource grade decreased to 0.76 grams per tonne compared to 0.92 grams per tonne in the prior year, largely due to the acquisition of Galore Creek and lower grade additions from Boddington.

The Company reported attributable Measured and Indicated2 gold resources of 39.4 million ounces, up 15 percent from the prior year, and 15.6 million ounces of attributable Inferred gold resources, an increase of 12 percent from the prior year.

Copper

The Company increased copper Reserves by seven percent to 1.3 million tonnes and copper Resources3 increased significantly to 4.7 million tonnes, as compared to 2.3 million tonnes at the end of 2017. The increase was largely driven by the Galore Creek acquisition of 2.8 million tonnes.

Exploration Outlook

Newmont’s total attributable exploration expenditure4 is expected to increase to approximately $250 million in 2019, up nine percent from the prior year as the Company continues to focus on growing reserves and resources over the longer term. Around 75 percent of total exploration spend will be dedicated to near-mine expansion programs and the remaining 25 percent will be allocated to the advancement of greenfield projects and innovation programs. Geographically, the Company expects to invest approximately 35 percent in North America, 20 percent in Australia and the remainder in South America, Africa and other locations.

Gold Reserve Sensitivity

A $100 increase in gold price would result in an approximate seven percent increase in gold reserves while a $100 decrease in gold price would result in an approximate 13 percent decrease in gold reserves. These sensitivities assume an oil price of $65 per barrel (WTI) and an Australian dollar exchange rate of $0.75.

____________________
[1]

Resources include measured, indicated and inferred resources; see cautionary statement at the end of this release regarding reserves and resources. See Attributable Gold Mineral Resources tables at the end of this release.

[2]	Totals may not sum due to rounding; see Attributable Gold Mineral Resources tables at the end of this release
[3]

Resources include measured, indicated and inferred resources; see cautionary statement at the end of this release regarding reserves and resources. See Attributable Copper Mineral Resources tables at the end of this release.

[4]	Includes capitalized and expensed exploration

For additional details on Newmont’s reported Gold, Copper and Silver Mineral Reserves and Resources, please refer to the tables at the end of this release.

Key Assumptions:

	Years Ended December 31,
	2018	2017
Gold Reserves (US$/oz)	$1,200	$1,200
Gold Resources (US$/oz)	$1,400	$1,400
Copper Reserves (US$/lb)	$2.50	$2.50
Copper Resources (US$/lb)	$3.25	$3.25
Australian Dollar (A$:US$)	$0.75	$0.75
West Texas Intermediate (US$/bbl)	$65	$55

Reserve and Resource Tables

Proven and Probable reserves are based on extensive drilling, sampling, mine modeling and metallurgical testing from which we determine economic feasibility. Metal price assumptions follow SEC guidance not to exceed a three year trailing average. The price sensitivity of reserves depends upon several factors including grade, metallurgical recovery, operating cost, waste-to-ore ratio and ore type. Metallurgical recovery rates vary depending on the metallurgical properties of each deposit and the production process used. The reserve tables included in this release list the average metallurgical recovery rate for each deposit, which takes into account the assumed processing methods. The cut-off grade, or lowest grade of material considered economic to process, varies with material type, price, metallurgical recoveries, operating costs and co- or by-product credits. The Proven and Probable reserve figures presented herein are estimates based on information available at the time of calculation. No assurance can be given that the indicated levels of recovery of gold and copper will be realized. Ounces of gold and silver or pounds of copper included in the proven and probable reserves are those contained prior to losses during metallurgical treatment. Reserve estimates may require revision based on actual production. Market fluctuations in the price of gold or copper, as well as increased production costs or reduced metallurgical recovery rates, could render certain proven and probable reserves containing relatively lower grades of mineralization uneconomic to exploit and might result in a reduction of reserves.

The Measured, Indicated, and Inferred resource figures presented herein are estimates based on information available at the time of calculation and are exclusive of reserves. A “Mineral Resource” is a concentration or occurrence of solid material of economic interest in or on the Earth’s crust in such form, grade, or quality and quantity that there are reasonable prospects for eventual economic extraction. The location, quantity, grade or quality, continuity and other geological characteristics of a Mineral Resource are known, estimated or interpreted from specific geological evidence and knowledge, including sampling. Mineral Resources are sub-divided, in order of increasing geological confidence, into Inferred, Indicated and Measured categories. Ounces of gold and silver or pounds of copper included in the Measured, Indicated and Inferred resources are those contained prior to losses during metallurgical treatment. Market fluctuations in the price of gold and copper, as well as increased production costs or reduced metallurgical recovery rates, could change future estimates of resources. Please refer to the reserves and resources cautionary statement at the end of the release.

We publish reserves and resources annually, and will recalculate reserves and resources at year-end 2019, taking into account metal prices, changes, if any, in future production and capital costs, mine designs, model changes, divestments and depletion as well as any acquisitions and additions during 2019.

Attributable Proven, Probable and Combined Gold Reserves (1), U.S. Units
	December 31, 2018											December 31, 2017
		Proven Reserves			Probable Reserves			Proven and Probable Reserves				Proven and Probable Reserves
	Newmont	Tonnage (2)	Grade	Gold (3)	Tonnage (2)	Grade	Gold (3)	Tonnage (2)	Grade	Gold (3)	Metallurgical	Tonnage (2)	Grade	Gold (3)
Deposits/Districts	Share	(x1000 tons)	(oz/ton)	(x1000 ozs)	(x1000 tons)	(oz/ton)	(x1000 ozs)	(x1000 tons)	(oz/ton)	(x1000 ozs)	Recovery (3)	(x1000 tons)	(oz/ton)	(x1000 ozs)
North America
Carlin Open Pits (4)	100%	1,700	0.088	140	118,200	0.047	5,550	119,900	0.048	5,690	73%	190,600	0.041	7,760
Carlin Leach Pad (5)	100%	—		—	73,500	0.009	650	73,500	0.009	650	51%	67,400	0.009	580
Carlin Stockpiles (6)	100%	18,700	0.067	1,250	—		—	18,700	0.067	1,250	84%	18,900	0.062	1,180
Carlin Underground (7)	100%	8,400	0.305	2,580	7,900	0.293	2,290	16,300	0.300	4,870	83%	18,400	0.291	5,310
Total Carlin, Nevada		28,800	0.138	3,970	199,600	0.043	8,490	228,400	0.055	12,460	77%	295,300	0.050	14,830
Phoenix (8)	100%	13,200	0.022	290	133,200	0.019	2,530	146,400	0.019	2,820	70%	249,900	0.016	4,030
Lone Tree	100%	3,900	0.008	30	—		—	3,900	0.008	30	32%	3,700	0.007	20
Total Phoenix, Nevada		17,100	0.019	320	133,200	0.019	2,530	150,300	0.019	2,850	70%	253,600	0.016	4,050
Turquoise Ridge (9)	25%	3,300	0.397	1,310	2,700	0.355	960	6,000	0.378	2,270	92%	4,400	0.454	1,980
Twin Creeks (10)	100%	1,400	0.086	110	26,000	0.047	1,220	27,400	0.049	1,330	77%	31,900	0.044	1,400
Twin Creeks Stockpiles (6)	100%	—		—	31,300	0.061	1,910	31,300	0.061	1,910	71%	31,900	0.063	2,010
Total Twin Creeks, Nevada		4,700	0.302	1,420	60,000	0.068	4,090	64,700	0.085	5,510	81%	68,200	0.079	5,390
Long Canyon, Nevada (11)	100%	700	0.064	50	23,900	0.038	920	24,600	0.039	970	76%	21,600	0.049	1,070
CC&V (12)	100%	123,000	0.016	1,940	30,900	0.013	400	153,900	0.015	2,340	59%	125,500	0.017	2,090
CC&V Leach Pads (5)	100%	—		—	41,900	0.025	1,050	41,900	0.025	1,050	57%	45,800	0.025	1,140
CC&V Stockpiles (6)	100%	900	0.070	60	—		—	900	0.070	60	82%	2,900	0.084	250
Total CC&V, Colorado		123,900	0.016	2,000	72,800	0.020	1,450	196,700	0.018	3,450	59%	174,200	0.020	3,480
TOTAL NORTH AMERICA		175,200	0.044	7,760	489,500	0.036	17,480	664,700	0.038	25,240	78%	812,900	0.035	28,820
South America
Yanacocha Open Pits (13)	51.35%	7,500	0.020	150	111,500	0.019	2,060	119,000	0.019	2,210	64%	93,000	0.018	1,720
Yanacocha Leach Pads (5)	51.35%	7,200	0.022	160	—		—	7,200	0.022	160	70%	6,300	0.022	130
Yanacocha Stockpiles (6)	51.35%	2,300	0.035	80	1,600	0.056	90	3,900	0.044	170	80%	5,100	0.042	220
Yanacocha Underground (14)	51.35%	—		—	6,200	0.204	1,270	6,200	0.204	1,270	97%	—		—
Total Yanacocha, Peru (23)		17,000	0.023	390	119,300	0.029	3,420	136,300	0.028	3,810	76%	104,400	0.020	2,070
Merian, Suriname (15)	75%	39,200	0.044	1,720	63,400	0.032	2,010	102,600	0.036	3,730	93%	111,600	0.036	3,970
TOTAL SOUTH AMERICA		56,200	0.038	2,110	182,700	0.030	5,430	238,900	0.032	7,540	82%	216,000	0.028	6,040
Australia
Boddington Open Pit (16)	100%	264,900	0.021	5,520	265,000	0.021	5,470	529,900	0.021	10,990	83%	546,500	0.021	11,250
Boddington Stockpiles (6)	100%	7,600	0.020	150	94,800	0.013	1,210	102,400	0.013	1,360	77%	104,500	0.013	1,400
Total Boddington, Western Australia		272,500	0.021	5,670	359,800	0.019	6,680	632,300	0.020	12,350	83%	651,000	0.019	12,650
Tanami, Northern Territory (17)	100%	11,200	0.159	1,780	18,000	0.162	2,910	29,200	0.161	4,690	97%	26,400	0.166	4,410
Kalgoorlie Open Pit and Underground (18)	50%	4,600	0.059	270	27,500	0.063	1,720	32,100	0.062	1,990	83%	33,800	0.063	2,140
Kalgoorlie Stockpiles (6)	50%	18,400	0.030	560	55,800	0.020	1,100	74,200	0.022	1,660	74%	75,400	0.023	1,730
Total Kalgoorlie, Western Australia		23,000	0.036	830	83,300	0.034	2,820	106,300	0.034	3,650	79%	109,200	0.035	3,870
TOTAL AUSTRALIA		306,700	0.027	8,280	461,100	0.027	12,410	767,800	0.027	20,690	84%	786,600	0.027	20,930
Africa
Ahafo South Open Pits (19)	100%	17,600	0.070	1,230	53,600	0.054	2,870	71,200	0.058	4,100	91%	71,300	0.053	3,760
Ahafo Underground (20)	100%	—		—	8,300	0.138	1,150	8,300	0.138	1,150	94%	11,600	0.136	1,590
Ahafo Stockpiles (6)	100%	41,700	0.027	1,130	—		—	41,700	0.027	1,130	87%	41,300	0.028	1,160
Total Ahafo South, Ghana		59,300	0.040	2,360	61,900	0.065	4,020	121,200	0.053	6,380	91%	124,200	0.052	6,510
Ahafo North, Ghana (21)	100%	—		—	48,000	0.070	3,350	48,000	0.070	3,350	91%	48,000	0.070	3,350
Akyem Open Pit (22)	100%	9,100	0.049	450	28,600	0.049	1,410	37,700	0.049	1,860	90%	51,600	0.048	2,500
Akyem Stockpiles (6)	100%	14,300	0.026	380	—		—	14,300	0.026	380	89%	11,200	0.028	320
Total Akyem, Ghana		23,400	0.035	830	28,600	0.049	1,410	52,000	0.043	2,240	89%	62,800	0.045	2,820
TOTAL AFRICA		82,700	0.038	3,190	138,500	0.063	8,780	221,200	0.054	11,970	91%	235,000	0.054	12,680
TOTAL NEWMONT WORLDWIDE		620,800	0.034	21,340	1,271,800	0.035	44,100	1,892,600	0.035	65,440	83%	2,050,500	0.033	68,470
(1)	See cautionary statement regarding reserves and resources at the end of this release. 2018 and 2017 reserves were calculated at a gold price of $1,200, or A$1,600 per ounce unless otherwise noted.
(2)	Tonnages include allowances for losses resulting from mining methods. Tonnages are rounded to the nearest 100,000.
(3)	Ounces are estimates of metal contained in ore tonnages and do not include allowances for processing losses. Metallurgical recovery rates represent the estimated amount of metal to be recovered through metallurgical extraction processes. Ounces may not recalculate as they are rounded to the nearest 10,000.
(4)	Cut-off grades utilized in 2018 reserves were as follows: oxide leach material not less than 0.006 ounce per ton; oxide mill material not less than 0.030 ounce per ton; flotation material not less than 0.016 ounce per ton; and refractory mill material not less than 0.041 ounce per ton.
(5)	Leach pad material is the material on leach pads at the end of the year from which gold remains to be recovered. In-process reserves are reported separately where ounces exceed 100,000 and are greater than 5% of the total site-reported reserves.
(6)	Stockpiles are comprised primarily of material that has been set aside to allow processing of higher grade material in the mills. Stockpiles increase or decrease depending on current mine plans. Stockpile reserves are reported separately where ounces exceed 100,000 and are greater than 5% of the total site-reported reserves.
(7)	Cut-off grade utilized in 2018 reserves not less than 0.048 ounce per ton.
(8)	Gold cut-off grade varies with level of copper and silver credits.
(9)	Reserve estimates provided by Barrick, the operator of the Turquoise Ridge joint venture, as of February 13, 2019.
(10)	Cut-off grades utilized in 2018 reserves were as follows: oxide leach material not less than 0.008 ounce per ton; oxide mill material not less than 0.016 ounce per ton; and refractory mill material not less than 0.046 ounce per ton.
(11)	Cut-off grade utilized in 2018 reserves not less than 0.007 ounce per ton.
(12)	Cut-off grades utilized in 2018 reserves were as follows: oxide mill material not less than 0.040 ounce per ton and leach material not less than 0.007 ounce per ton.
(13)	Gold cut-off grades utilized in 2018 reserves were as follows: oxide leach material not less than 0.004 ounce per ton; oxide mill material not less than 0.013 ounce per ton; and refractory mill material not less than 0.040 ounce per ton.
(14)	Gold cut-off grades utilized in 2018 reserves not less than 0.054 ounce per ton.
(15)	Cut-off grade utilized in 2018 reserves not less than 0.010 ounce per ton.
(16)	Gold cut-off grade varies with level of copper credits.
(17)	Cut-off grade utilized in 2018 reserves not less than 0.047 ounce per ton.
(18)	Cut-off grade utilized in 2018 in situ reserves not less than 0.026 ounce per ton.
(19)	Cut-off grade utilized in 2018 reserves not less than 0.019 ounce per ton.
(20)	Cut-off grade utilized in 2018 reserves not less than 0.064 ounce per ton.
(21)	Includes undeveloped reserves at six pits in the Ahafo trend totaling 3.4 million ounces. Cut-off grade utilized in 2018 reserves not less than 0.014 ounce per ton.
(22)	Cut-off grade utilized in 2018 reserves not less than 0.016 ounce per ton.
(23)	2017 Yanacocha ownership was 54.05%.

Attributable Proven, Probable and Combined Gold Reserves (1), Metric Units
	December 31, 2018											December 31, 2017
		Proven Reserves			Probable Reserves			Proven and Probable Reserves				Proven and Probable Reserves
	Newmont	Tonnage (2)	Grade	Gold (3)	Tonnage (2)	Grade	Gold (3)	Tonnage (2)	Grade	Gold (3)	Metallurgical	Tonnage (2)	Grade	Gold (3)
Deposits/Districts	Share	(x1000 tonnes)	(g/tonne)	(x1000 ozs)	(x1000 tonnes)	(g/tonne)	(x1000 ozs)	(x1000 tonnes)	(g/tonne)	(x1000 ozs)	Recovery	(x1000 tonnes)	(g/tonne)	(x1000 ozs)
North America
Carlin Open Pits	100%	1,500	3.00	140	107,200	1.61	5,550	108,700	1.63	5,690	73%	172,800	1.40	7,760
Carlin Leach Pad (5)	100%	—		—	66,800	0.30	650	66,800	0.30	650	51%	61,200	0.30	580
Carlin Stockpiles (6)	100%	16,900	2.30	1,250	—		—	16,900	2.30	1,250	84%	17,200	2.14	1,180
Carlin Underground	100%	7,700	10.47	2,580	7,100	10.05	2,290	14,800	10.27	4,870	83%	16,400	9.96	5,310
Total Carlin, Nevada		26,100	4.73	3,970	181,100	1.46	8,490	207,200	1.87	12,460	77%	267,600	1.72	14,830
Phoenix	100%	12,000	0.76	290	120,800	0.65	2,530	132,800	0.66	2,820	70%	226,600	0.55	4,030
Lone Tree	100%	3,600	0.29	30	—		—	3,600	0.29	30	32%	3,400	0.25	20
Total Phoenix, Nevada		15,600	0.64	320	120,800	0.65	2,530	136,400	0.65	2,850	70%	230,000	0.55	4,050
Turquoise Ridge (9)	25%	3,000	13.62	1,310	2,500	12.16	960	5,500	12.97	2,270	92%	3,900	15.56	1,980
Twin Creeks	100%	1,300	2.96	110	23,600	1.61	1,220	24,900	1.66	1,330	77%	28,900	1.51	1,400
Twin Creeks Stockpiles (6)	100%	—		—	28,400	2.09	1,910	28,400	2.09	1,910	71%	29,000	2.16	2,010
Total Twin Creeks, Nevada		4,300	10.27	1,420	54,500	2.33	4,090	58,800	2.91	5,510	81%	61,800	2.71	5,390
Long Canyon, Nevada	100%	600	2.18	50	21,700	1.31	920	22,300	1.34	970	76%	19,700	1.68	1,070
CC&V	100%	111,400	0.54	1,940	28,100	0.45	400	139,500	0.52	2,340	59%	114,000	0.57	2,090
CC&V Leach Pads (5)	100%	—		—	38,100	0.86	1,050	38,100	0.86	1,050	57%	41,500	0.86	1,140
CC&V Stockpiles (6)	100%	800	2.41	60	—		—	800	2.41	60	82%	2,700	2.89	250
Total CC&V, Colorado		112,200	0.56	2,000	66,200	0.68	1,450	178,400	0.60	3,450	59%	158,200	0.69	3,480
TOTAL NORTH AMERICA		158,800	1.53	7,760	444,300	1.22	17,480	603,100	1.30	25,240	78%	737,300	1.22	28,820
South America
Yanacocha Open Pits	51.35%	6,700	0.68	150	101,100	0.64	2,060	107,800	0.64	2,210	64%	84,200	0.63	1,720
Yanacocha Leach Pads (5)	51.35%	6,500	0.75	160	—		—	6,500	0.75	160	70%	5,700	0.75	130
Yanacocha Stockpiles (6)	51.35%	2,100	1.21	80	1,500	1.91	90	3,600	1.50	170	80%	4,700	1.44	220
Yanacocha Underground	51.35%	—		—	5,700	6.98	1,270	5,700	6.98	1,270	97%	—		—
Total Yanacocha, Peru (23)		15,300	0.79	390	108,300	0.98	3,420	123,600	0.96	3,810	76%	94,600	0.68	2,070
Merian, Suriname	75%	35,600	1.51	1,720	57,500	1.09	2,010	93,100	1.25	3,730	93%	101,200	1.22	3,970
TOTAL SOUTH AMERICA		50,900	1.29	2,110	165,800	1.02	5,430	216,700	1.08	7,540	82%	195,800	0.96	6,040
Australia
Boddington Open Pit	100%	240,400	0.71	5,520	240,300	0.71	5,470	480,700	0.71	10,990	83%	495,900	0.71	11,250
Boddington Stockpiles (6)	100%	6,900	0.67	150	86,100	0.44	1,210	93,000	0.45	1,360	77%	94,900	0.46	1,400
Total Boddington, Western Australia		247,300	0.71	5,670	326,400	0.64	6,680	573,700	0.67	12,350	83%	590,800	0.67	12,650
Tanami, Northern Territory	100%	10,200	5.46	1,780	16,400	5.54	2,910	26,600	5.51	4,690	97%	24,100	5.69	4,410
Kalgoorlie Open Pit and Underground	50%	4,100	2.03	270	24,900	2.14	1,720	29,000	2.13	1,990	83%	30,700	2.17	2,140
Kalgoorlie Stockpiles (6)	50%	16,700	1.04	560	50,600	0.68	1,100	67,300	0.77	1,660	74%	68,300	0.78	1,730
Total Kalgoorlie, Western Australia		20,800	1.23	830	75,500	1.16	2,820	96,300	1.18	3,650	79%	99,000	1.21	3,870
TOTAL AUSTRALIA		278,300	0.92	8,280	418,300	0.92	12,410	696,600	0.92	20,690	84%	713,900	0.91	20,930
Africa
Ahafo South Open Pits	100%	15,900	2.40	1,230	48,700	1.83	2,870	64,600	1.97	4,100	91%	64,900	1.81	3,760
Ahafo Underground	100%	—		—	7,500	4.74	1,150	7,500	4.74	1,150	94%	10,500	4.67	1,590
Ahafo Stockpiles (6)	100%	38,000	0.92	1,130	—		—	38,000	0.92	1,130	87%	37,600	0.95	1,160
Total Ahafo South, Ghana		53,900	1.36	2,360	56,200	2.22	4,020	110,100	1.80	6,380	91%	113,000	1.79	6,510
Ahafo North, Ghana	100%	—		—	43,500	2.39	3,350	43,500	2.39	3,350	91%	43,500	2.39	3,350
Akyem Open Pit	100%	8,200	1.69	450	26,000	1.69	1,410	34,200	1.69	1,860	90%	46,900	1.66	2,500
Akyem Stockpiles (6)	100%	12,900	0.90	380	—		—	12,900	0.90	380	89%	10,200	0.95	320
Total Akyem, Ghana		21,100	1.21	830	26,000	1.69	1,410	47,100	1.47	2,240	89%	57,100	1.53	2,820
TOTAL AFRICA		75,000	1.32	3,190	125,700	2.17	8,780	200,700	1.85	11,970	91%	213,600	1.84	12,680
TOTAL NEWMONT WORLDWIDE		563,000	1.18	21,340	1,154,100	1.19	44,100	1,717,100	1.19	65,440	83%	1,860,600	1.14	68,470

See Footnotes under Gold Reserves U.S. units table. Note that cut off grades in such footnotes are represented in U.S. units

Attributable Gold Mineral Resources (1)(2) - December 31, 2018, U.S. Units
		Measured Resource			Indicated Resource			Measured and Indicated Resource (3)			Inferred Resource
	Newmont	Tonnage	Grade	Gold	Tonnage	Grade	Gold	Tonnage	Grade	Gold	Tonnage	Grade	Gold
Deposits/Districts	Share	(x1000 tons)	(oz/ton)	(x1000 ozs)	(x1000 tons)	(oz/ton)	(x1000 ozs)	(x1000 tons)	(oz/ton)	(x1000 ozs)	(x1000 tons)	(oz/ton)	(x1000 ozs)
North America
Carlin Trend Open Pit	100%	1,100	0.084	90	110,400	0.037	4,090	111,500	0.038	4,180	10,500	0.029	310
Carlin Trend Underground	100%	1,000	0.214	220	2,600	0.162	440	3,600	0.176	660	2,600	0.279	740
Total Carlin, Nevada		2,100	0.148	310	113,000	0.040	4,530	115,100	0.042	4,840	13,100	0.080	1,050
Phoenix	100%	7,000	0.015	100	106,700	0.014	1,530	113,700	0.014	1,630	16,100	0.019	300
Buffalo Valley	70%	—	0.000	—	15,500	0.019	290	15,500	0.019	290	400	0.011	—
Total Phoenix, Nevada		7,000	0.015	100	122,200	0.015	1,820	129,200	0.015	1,920	16,500	0.018	300
Twin Creeks	100%	1,900	0.083	150	34,600	0.062	2,150	36,500	0.063	2,300	14,200	0.050	710
Twin Creeks Stockpiles (4)	100%	9,000	0.059	530	—	0.000	—	9,000	0.059	530	—	0.000	—
Sandman	100%	—	0.000	—	1,300	0.036	50	1,300	0.036	50	1,100	0.054	60
Turquoise Ridge (5)	25%	1,100	0.225	240	900	0.240	210	2,000	0.231	450	700	0.348	240
Total Twin Creeks, Nevada		12,000	0.077	920	36,800	0.065	2,410	48,800	0.068	3,330	16,000	0.063	1,010
Long Canyon, Nevada	100%	600	0.112	60	15,400	0.102	1,570	16,000	0.103	1,630	6,200	0.057	350
CC&V, Colorado	100%	46,900	0.016	750	30,900	0.014	450	77,800	0.015	1,200	17,300	0.013	200
Galore Creek, Canada (6)	50%	141,500	0.011	1,510	466,800	0.007	3,120	608,300	0.008	4,630	109,200	0.006	670
TOTAL NORTH AMERICA		210,100	0.017	3,650	785,100	0.018	13,900	995,200	0.018	17,550	178,300	0.020	3,580
South America
Conga, Peru	51.35%	—	0.000	—	392,700	0.019	7,490	392,700	0.019	7,490	130,500	0.011	1,480
Yanacocha	51.35%	6,200	0.015	90	36,500	0.011	410	42,700	0.012	500	100,200	0.025	2,480
Yanacocha Underground	51.35%	—	0.000	—	2,500	0.161	390	2,500	0.161	390	4,500	0.103	460
Total Yanacocha, Peru		6,200	0.015	90	39,000	0.021	800	45,200	0.020	890	104,700	0.028	2,940
Merian, Suriname	75%	3,900	0.028	110	33,500	0.034	1,130	37,400	0.033	1,240	47,600	0.036	1,730
TOTAL SOUTH AMERICA		10,100	0.019	200	465,200	0.020	9,420	475,300	0.020	9,620	282,800	0.022	6,150
Australia
Boddington, Western Australia	100%	104,900	0.016	1,680	279,700	0.016	4,510	384,600	0.016	6,190	5,700	0.014	80
Tanami, Northern Territory	100%	400	0.092	40	8,900	0.099	870	9,300	0.099	910	11,200	0.123	1,370
Kalgoorlie, Western Australia	50%	5,900	0.042	240	27,900	0.044	1,240	33,800	0.044	1,480	10,300	0.068	700
TOTAL AUSTRALIA		111,200	0.018	1,960	316,500	0.021	6,620	427,700	0.020	8,580	27,200	0.079	2,150
Africa
Ahafo South	100%	1,600	0.017	30	28,100	0.035	990	29,700	0.034	1,020	10,600	0.045	480
Ahafo Underground	100%	—	0.000	—	11,000	0.140	1,530	11,000	0.140	1,530	13,400	0.130	1,740
Total Ahafo South, Ghana		1,600	0.017	30	39,100	0.064	2,520	40,700	0.063	2,550	24,000	0.093	2,220
Ahafo North Open Pits, Ghana	100%	—	0.000	—	10,800	0.048	520	10,800	0.048	520	8,300	0.052	440
Akyem Open Pits	100%	600	0.023	10	1,700	0.013	20	2,300	0.016	30	—	0.000	—
Akyem Underground	100%	—	0.000	—	4,100	0.134	540	4,100	0.134	540	8,700	0.120	1,050
Akyem, Ghana		600	0.023	10	5,800	0.097	560	6,400	0.089	570	8,700	0.121	1,050
TOTAL AFRICA		2,200	0.019	40	55,700	0.065	3,600	57,900	0.063	3,640	41,000	0.090	3,710
TOTAL NEWMONT WORLDWIDE		333,600	0.018	5,850	1,622,500	0.021	33,540	1,956,100	0.020	39,390	529,300	0.030	15,590
(1)	Resources are reported exclusive of reserves.
(2)	Resources are calculated at a gold price of $1,400 or A$1,750 per ounce for 2018 and 2017. Tonnage amounts have been rounded to the nearest 100,000. Ounces may not recalculate as they have been rounded to the nearest 10,000.
(3)	Measured and Indicated Resources (combined) are equivalent to Mineralized Material disclosed in Newmont’s 10-K filing.
(4)	Stockpiles are comprised primarily of mineralized material that has been set aside during mining activities. Stockpiles can increase or decrease depending on changes in metal prices and other mining and processing cost and recovery factors. Stockpile reserves are reported separately where tonnage exceeds 100,000 and is greater than 5% of the total site-reported resources.
(5)	Resource estimates provided by Barrick, the operator of the Turquoise Ridge Joint Venture.
(6)	Resource estimates provided by Teck Resources, the operator of Galore Creek.

Attributable Gold Mineral Resources (1)(2) - December 31, 2018, Metric Units
		Measured Resource			Indicated Resource			Measured and Indicated Resource (3)			Inferred Resource
	Newmont	Tonnage	Grade	Gold	Tonnage	Grade	Gold	Tonnage	Grade	Gold	Tonnage	Grade	Gold
Deposits/Districts	Share	(x1000 tonnes)	(g/tonne)	(x1000 ozs)	(x1000 tonnes)	(g/tonne)	(x1000 ozs)	(x1000 tonnes)	(g/tonne)	(x1000 ozs)	(x1000 tonnes)	(g/tonne)	(x1000 ozs)
North America
Carlin Trend Open Pit	100%	1,000	2.88	90	100,100	1.27	4,090	101,100	1.29	4,180	9,600	1.01	310
Carlin Trend Underground	100%	900	7.35	220	2,400	5.54	440	3,300	6.04	660	2,300	9.55	740
Total Carlin, Nevada		1,900	5.07	310	102,500	1.37	4,530	104,400	1.44	4,840	11,900	2.74	1,050
Phoenix	100%	6,400	0.51	100	96,800	0.49	1,530	103,200	0.49	1,630	14,500	0.64	300
Buffalo Valley	70%	—	0.00	—	14,100	0.65	290	14,100	0.65	290	400	0.38	—
Total Phoenix, Nevada		6,400	0.51	100	110,900	0.51	1,820	117,300	0.51	1,920	14,900	0.63	300
Twin Creeks	100%	1,700	2.84	150	31,300	2.13	2,150	33,000	2.17	2,300	12,900	1.72	710
Twin Creeks Stockpiles (4)	100%	8,200	2.03	530	—	0.00	—	8,200	2.03	530	—	0.00	—
Sandman	100%	—	0.00	—	1,200	1.23	50	1,200	1.23	50	1,100	1.85	60
Turquoise Ridge (5)	25%	1,000	7.70	240	800	8.22	210	1,800	7.93	450	600	11.92	240
Total Twin Creeks, Nevada		10,900	2.63	920	33,300	2.25	2,410	44,200	2.34	3,330	14,600	2.15	1,010
Long Canyon, Nevada	100%	500	3.84	60	14,000	3.50	1,570	14,500	3.52	1,630	5,600	1.94	350
CC&V, Colorado	100%	42,700	0.54	750	28,100	0.49	450	70,800	0.52	1,200	15,800	0.43	200
Galore Creek, Canada (6)	50%	128,400	0.36	1,510	423,400	0.23	3,120	551,800	0.26	4,630	99,100	0.21	670
TOTAL NORTH AMERICA		190,800	0.60	3,650	712,200	0.61	13,900	903,000	0.61	17,550	161,900	0.69	3,580
South America
Conga, Peru	51.35%	—	0.00	—	356,300	0.65	7,490	356,300	0.65	7,490	118,400	0.39	1,480
Yanacocha	51.35%	5,600	0.50	90	33,100	0.39	410	38,700	0.40	500	90,900	0.85	2,480
Yanacocha Underground	51.35%	—	0.00	—	2,200	5.53	390	2,200	5.53	390	4,100	3.54	460
Total Yanacocha, Peru		5,600	0.50	90	35,300	0.70	800	40,900	0.68	890	95,000	0.96	2,940
Merian, Suriname	75%	3,500	0.96	110	30,300	1.15	1,130	33,800	1.13	1,240	43,300	1.24	1,730
TOTAL SOUTH AMERICA		9,100	0.65	200	421,900	0.70	9,420	431,000	0.69	9,620	256,700	0.74	6,150
Australia
Boddington, Western Australia	100%	95,200	0.55	1,680	253,800	0.55	4,510	349,000	0.55	6,190	5,100	0.49	80
Tanami, Northern Territory	100%	400	3.15	40	8,000	3.40	870	8,400	3.39	910	10,200	4.22	1,370
Kalgoorlie, Western Australia	50%	5,300	1.42	240	25,500	1.51	1,240	30,800	1.49	1,480	9,400	2.33	700
TOTAL AUSTRALIA		100,900	0.61	1,960	287,300	0.72	6,620	388,200	0.69	8,580	24,700	2.72	2,150
Africa
Ahafo South	100%	1,400	0.59	30	25,400	1.21	990	26,800	1.18	1,020	9,600	1.54	480
Ahafo Underground	100%	—	0.00	—	9,900	4.80	1,530	9,900	4.80	1,530	12,200	4.47	1,740
Total Ahafo South, Ghana		1,400	0.59	30	35,300	2.22	2,520	36,700	2.16	2,550	21,800	3.17	2,220
Ahafo North Open Pits, Ghana	100%	—	0.00	—	9,900	1.65	520	9,900	1.65	520	7,500	1.79	440
Akyem Open Pits	100%	600	0.77	10	1,500	0.44	20	2,100	0.53	30	—	0.00	—
Akyem Underground	100%	—	0.00	—	3,700	4.59	540	3,700	4.59	540	7,900	4.11	1,050
Akyem, Ghana		600	0.77	10	5,200	3.35	560	5,800	3.06	570	7,900	4.13	1,050
TOTAL AFRICA		2,000	0.64	40	50,400	2.22	3,600	52,400	2.16	3,640	37,200	3.09	3,710
TOTAL NEWMONT WORLDWIDE		302,800	0.60	5,850	1,471,800	0.71	33,540	1,774,600	0.69	39,390	480,500	1.01	15,590

See footnotes in Gold Resources U.S. units table.

Attributable Copper Reserves (1) U.S. Units
	December 31, 2018											December 31, 2017
		Proven Reserves			Probable Reserves			Proven and Probable Reserves				Proven and Probable Reserves
	Newmont	Tonnage (2)	Grade	Copper (3)	Tonnage (2)	Grade	Copper (3)	Tonnage (2)	Grade	Copper (3)	Metallurgical	Tonnage (2)	Grade	Copper (3)
Deposits/Districts	Share	(x1000 tons)	(Cu %)	(million pounds)	(x1000 tons)	(Cu %)	(million pounds)	(x1000 tons)	(Cu %)	(million pounds)	Recovery (3)	(x1000 tons)	(Cu %)	(million pounds)
North America
Phoenix, Nevada (4)	100%	53,200	0.21%	230	189,900	0.17%	660	243,100	0.18%	890	64%	394,700	0.17%	1,330
TOTAL NORTH AMERICA		53,200	0.21%	230	189,900	0.17%	660	243,100	0.18%	890	64%	394,700	0.17%	1,330
South America
Yanacocha Open Pits and Underground, Peru (5)	51.35%	—		—	59,000	0.63%	740	59,000	0.63%	740	83%	—		—
TOTAL SOUTH AMERICA		—		—	59,000	0.63%	740	59,000	0.63%	740	83%	—		—
Australia
Boddington Open Pit, Western Australia (6)	100%	264,900	0.09%	500	265,000	0.11%	580	529,900	0.10%	1,080	79%	546,500	0.11%	1,160
Boddington Stockpiles, Western Australia (7)	100%	7,600	0.08%	10	94,800	0.08%	160	102,400	0.08%	170	73%	104,500	0.09%	180
TOTAL AUSTRALIA		272,500	0.09%	510	359,800	0.10%	740	632,300	0.10%	1,250	78%	651,000	0.10%	1,340
TOTAL NEWMONT WORLDWIDE		325,700	0.11%	740	608,700	0.18%	2,140	934,400	0.15%	2,880	77%	1,045,700	0.13%	2,670
(1)	See footnote (1) to the Gold Reserves table above. Copper reserves for 2018 and 2017 were calculated at a copper price of $2.50 or A$3.35 per pound.
(2)	See footnote (2) to the Gold Reserves table above. Tonnages are rounded to nearest 100,000.
(3)	See footnote (3) to the Gold Reserves table above. Pounds may not recalculate as they are rounded to the nearest 10 million.
(4)	Copper cut-off grade varies with level of gold and silver credits.
(5)	Copper cut-off grade varies with level of gold and silver credits.
(6)	Copper cut-off grade varies with level of gold credits.
(7)	Stockpiles are comprised primarily of material that has been set aside to allow processing of higher grade material in the mills. Stockpiles increase or decrease depending on current mine plans. Stockpiles are reported separately where pounds exceed 100 million and are greater than 5% of the total site reported reserves.

Attributable Copper Reserves (1) Metric Units
	December 31, 2018											December 31, 2017
		Proven Reserves			Probable Reserves			Proven and Probable Reserves				Proven and Probable Reserves
	Newmont	Tonnage (2)	Grade	Copper (3)	Tonnage (2)	Grade	Copper (3)	Tonnage (2)	Grade	Copper (3)	Metallurgical	Tonnage (2)	Grade	Copper (3)
Deposits/Districts	Share	(x1000 tonnes)	(Cu %)	(Tonnes)	(x1000 tonnes)	(Cu %)	(Tonnes)	(x1000 tonnes)	(Cu %)	(Tonnes)	Recovery	(x1000 tonnes)	(Cu %)	(Tonnes)
North America
Phoenix, Nevada	100%	48,200	0.21%	100,000	172,300	0.17%	300,000	220,500	0.18%	400,000	64%	358,000	0.17%	600,000
TOTAL NORTH AMERICA		48,200	0.21%	100,000	172,300	0.17%	300,000	220,500	0.18%	400,000	64%	358,000	0.17%	600,000
South America
Yanacocha Open Pits and Underground, Peru	51.35%	—		—	53,600	0.63%	340,000	53,600	0.63%	340,000	83%	—		—
TOTAL SOUTH AMERICA		—		—	53,600	0.63%	340,000	53,600	0.63%	340,000	83%	—		—
Australia
Boddington Open Pit, Western Australia	100%	240,400	0.09%	230,000	240,300	0.11%	260,000	480,700	0.10%	490,000	79%	495,900	0.11%	530,000
Boddington Stockpiles, Western Australia (7)	100%	6,900	0.08%	—	86,100	0.08%	70,000	93,000	0.08%	70,000	73%	94,900	0.09%	80,000
TOTAL AUSTRALIA		247,300	0.09%	230,000	326,400	0.10%	330,000	573,700	0.10%	560,000	78%	590,800	0.10%	610,000
TOTAL NEWMONT WORLDWIDE		295,500	0.11%	330,000	552,300	0.18%	970,000	847,800	0.15%	1,300,000	77%	948,800	0.13%	1,210,000

See footnotes under Copper Reserves U.S. units table.

Attributable Copper Mineral Resources (1)(2) - December 31, 2018, U.S. Units
		Measured Resources			Indicated Resources			Measured and Indicated Resource			Inferred Resource
	Newmont	Tonnage	Grade	Copper	Tonnage	Grade	Copper	Tonnage	Grade	Copper	Tonnage	Grade	Copper
Deposits/Districts	Share	(x1000 tons)	(Cu%)	(million Pounds)	(x1000 tons)	(Cu%)	(million Pounds)	(x1000 tons)	(Cu%)	(million Pounds)	(x1000 tons)	(Cu%)	(million Pounds)
North America
Phoenix, Nevada	100%	26,600	0.16%	80	169,600	0.14%	470	196,200	0.14%	550	27,000	0.15%	80
Galore Creek, Canada	50%	141,500	0.72%	2,030	466,800	0.39%	3,630	608,300	0.47%	5,660	109,200	0.27%	590
TOTAL NORTH AMERICA		168,100	0.63%	2,110	636,400	0.32%	4,100	804,500	0.39%	6,210	136,200	0.25%	670
South America
Conga, Peru	51.35%	—		—	392,700	0.26%	2,040	392,700	0.26%	2,040	130,500	0.19%	500
Yanacocha, Peru	51.35%	—		—	2,200	0.12%	—	2,200	0.12%	—	6,700	0.22%	30
TOTAL SOUTH AMERICA		—		—	394,900	0.26%	2,040	394,900	0.26%	2,040	137,200	0.19%	530
Australia
Boddington, Western Australia	100%	104,900	0.11%	230	279,700	0.12%	670	384,600	0.12%	900	5,700	0.09%	10
TOTAL AUSTRALIA		104,900	0.11%	230	279,700	0.12%	670	384,600	0.12%	900	5,700	0.09%	10
TOTAL NEWMONT WORLDWIDE		273,000	0.43%	2,340	1,311,000	0.26%	6,810	1,584,000	0.29%	9,150	279,100	0.22%	1,210
(1)	Resources are reported exclusive of reserves. Measured and Indicated Resources (combined) are equivalent to Mineralized Material disclosed in Newmont’s Form 10-K filing.
(2)	Resources are calculated at a copper price of $3.25 or A$4.00 per pound for 2018 and 2017. Tonnage amounts have been rounded to the nearest 100,000. Pounds may not recalculate as they have been rounded to the nearest 10 million.

Attributable Copper Mineral Resources (1)(2) - December 31, 2018, Metric Units
		Measured Resources			Indicated Resources			Measured and Indicated Resource			Inferred Resource
	Newmont	Tonnage	Grade	Copper	Tonnage	Grade	Copper	Tonnage	Grade	Copper	Tonnage	Grade	Copper
Deposits/Districts	Share	(x1000 tonnes)	(Cu%)	(tonnes)	(x1000 tonnes)	(Cu%)	(tonnes)	(x1000 tonnes)	(Cu%)	(tonnes)	(x1000 tonnes)	(Cu%)	(tonnes)
North America
Phoenix, Nevada	100%	24,200	0.16%	40,000	153,900	0.14%	210,000	178,100	0.14%	250,000	24,500	0.15%	30,000
Galore Creek, Canada	50%	128,400	0.72%	920,000	423,400	0.39%	1,640,000	551,800	0.47%	2,560,000	99,100	0.27%	260,000
TOTAL NORTH AMERICA		152,600	0.63%	960,000	577,300	0.32%	1,850,000	729,900	0.39%	2,810,000	123,600	0.25%	290,000
South America
Conga, Peru	51.35%	—		—	356,300	0.26%	930,000	356,300	0.26%	930,000	118,400	0.19%	220,000
Yanacocha, Peru	51.35%	—		—	1,900	0.12%	—	1,900	0.12%	—	6,100	0.22%	10,000
TOTAL SOUTH AMERICA		—		—	358,200	0.26%	930,000	358,200	0.26%	930,000	124,500	0.19%	230,000
Australia
Boddington, Western Australia	100%	95,200	0.11%	100,000	253,800	0.12%	300,000	349,000	0.12%	400,000	5,100	0.09%	—
TOTAL AUSTRALIA		95,200	0.11%	100,000	253,800	0.12%	300,000	349,000	0.12%	400,000	5,100	0.09%	—
TOTAL NEWMONT WORLDWIDE		247,800	0.43%	1,060,000	1,189,300	0.26%	3,080,000	1,437,100	0.29%	4,140,000	253,200	0.22%	520,000

See footnotes under Copper Resources U.S. units table.

Attributable Proven, Probable and Combined Silver Reserves (1) U.S. Units
	December 31, 2018											December 31, 2017
		Proven Reserves			Probable Reserves			Proven and Probable Reserves				Proven and Probable Reserves
	Newmont	Tonnage (2)	Grade	Silver (3)	Tonnage (2)	Grade	Silver (3)	Tonnage (2)	Grade	Silver (3)	Metallurgical	Tonnage (2)	Grade	Silver (3)
Deposits/Districts	Share	(x1000 tons)	(oz/ton)	(x1000 ozs)	(x1000 tons)	(oz/ton)	(x1000 ozs)	(x1000 tons)	(oz/ton)	(x1000 ozs)	Recovery (3)	(x1000 tons)	(oz/ton)	(x1000 ozs)
North America
Phoenix, Nevada	100%	13,200	0.25	3,360	133,200	0.21	28,550	146,400	0.22	31,910	38%	249,900	0.24	60,880
TOTAL NORTH AMERICA		13,200	0.25	3,360	133,200	0.21	28,550	146,400	0.22	31,910	38%	249,900	0.24	60,880
South America
Yanacocha Open Pits and Underground, Peru	51.35%	7,500	0.23	1,710	65,900	0.52	34,110	73,400	0.49	35,820	46%	36,600	0.21	7,590
Yanacocha Stockpiles, Peru (4)	51.35%	2,400	1.09	2,490	1,600	1.22	2,020	4,000	1.14	4,510	48%	5,100	1.13	5,840
Yanacocha Leach Pads, Peru (5)	51.35%	—		—	54,600	0.25	13,460	54,600	0.25	13,460	6%	55,000	0.25	13,570
TOTAL SOUTH AMERICA (6)		9,900	0.43	4,200	122,100	0.41	49,590	132,000	0.41	53,790	36%	96,700	0.28	27,000
TOTAL NEWMONT WORLDWIDE		23,100	0.33	7,560	255,300	0.31	78,140	278,400	0.31	85,700	36%	346,600	0.25	87,880
(1)	See footnote (1) to the Gold Reserves table above. Silver reserves for 2018 and 2017 were calculated at a silver price of $16.
(2)	See footnote (2) to the Gold Reserves table above. Tonnages are rounded to nearest 100,000.
(3)	See footnote (3) to the Gold Reserves table above.
(4)	Stockpiles are comprised primarily of material that has been set aside to allow processing of higher grade material in the mills. Stockpiles increase or decrease depending on current mine plans. Stockpile reserves are reported separately where ounces exceed 100,000 and are greater than 5% of the total site-reported reserves.
(5)	Leach Pad material is the material on leach pads at the end of the year from which silver remains to be recovered. In-process material reserves are reported separately where tonnage or ounces are greater than 5% of the total site-reported reserves and ounces are greater than 100,000.
(6)	See footnote (23) to the Gold Reserves table above.

Attributable Proven, Probable and Combined Silver Reserves (1) Metric Units
	December 31, 2018											December 31, 2017
		Proven Reserves			Probable Reserves			Proven and Probable Reserves				Proven and Probable Reserves
	Newmont	Tonnage (2)	Grade	Silver (3)	Tonnage (2)	Grade	Silver (3)	Tonnage (2)	Grade	Silver (3)	Metallurgical	Tonnage (2)	Grade	Silver (3)
Deposits/Districts	Share	(x1000 tonnes)	(g/tonne)	(x1000 ozs)	(x1000 tonnes)	(g/tonne)	(x1000 ozs)	(x1000 tonnes)	(g/tonne)	(x1000 ozs)	Recovery (3)	(x1000 tonnes)	(g/tonne)	(x1000 ozs)
North America
Phoenix, Nevada	100%	12,000	8.7	3,360	120,800	7.4	28,550	132,800	7.5	31,910	38%	226,600	8.4	60,880
TOTAL NORTH AMERICA		12,000	8.7	3,360	120,800	7.4	28,550	132,800	7.5	31,910	38%	226,600	8.4	60,880
South America
Yanacocha Open Pits and Underground, Peru	51.35%	6,700	7.8	1,710	59,900	17.7	34,110	66,600	16.7	35,820	46%	33,000	7.1	7,590
Yanacocha Stockpiles, Peru (4)	51.35%	2,100	37.3	2,490	1,500	42.0	2,020	3,600	39.2	4,510	48%	4,700	38.9	5,840
Yanacocha Leach Pads, Peru (5)	51.35%	—		—	49,600	8.5	13,460	49,600	8.5	13,460	6%	49,800	8.5	13,570
TOTAL SOUTH AMERICA (6)		8,800	14.7	4,200	111,000	13.9	49,590	119,800	14.0	53,790	36%	87,500	9.6	27,000
TOTAL NEWMONT WORLDWIDE		20,800	11.2	7,560	231,800	10.5	78,140	252,600	10.6	85,700	36%	314,100	8.7	87,880

See Footnotes under Silver Reserves U.S. units table.

Attributable Silver Mineral Resources (1)(2) - December 31, 2018, U.S. Units
		Measured Resources			Indicated Resources			Measured and Indicated Resource			Inferred Resource
	Newmont	Tonnage	Grade	Silver	Tonnage	Grade	Silver	Tonnage	Grade	Silver	Tonnage	Grade	Silver
Deposits/Districts	Share	(x1000 tons)	(oz/ton)	(x1000 ozs)	(x1000 tons)	(oz/ton)	(x1000 ozs)	(x1000 tons)	(oz/ton)	(x1000 ozs)	(x1000 tons)	(oz/ton)	(x1000 ozs)
North America
Sandman, Nevada	100%	—		—	1,300	0.20	260	1,300	0.20	260	1,100	0.12	140
Phoenix, Nevada	100%	7,000	0.20	1,400	106,700	0.19	19,750	113,700	0.19	21,150	16,100	0.18	2,960
Galore Creek, Canada	50%	141,500	0.17	23,900	466,800	0.11	51,020	608,300	0.12	74,920	109,200	0.08	8,440
TOTAL NORTH AMERICA		148,500	0.17	25,300	574,800	0.12	71,030	723,300	0.13	96,330	126,400	0.09	11,540
South America
Conga, Peru	51.35%	—		—	392,700	0.06	23,580	392,700	0.06	23,580	99,100	0.03	3,250
Yanacocha Open Pits and Stockpiles	51.35%	6,100	0.14	840	10,500	0.36	3,750	16,600	0.28	4,590	4,800	0.83	3,990
Yanacocha Underground	51.35%	—		—	2,200	1.48	3,240	2,200	1.48	3,240	4,500	0.56	2,500
Total Yanacocha, Peru		6,100	0.14	840	12,700	0.55	6,990	18,800	0.42	7,830	9,300	0.70	6,490
TOTAL SOUTH AMERICA		6,100	0.14	840	405,400	0.08	30,570	411,500	0.08	31,410	108,400	0.09	9,740
TOTAL NEWMONT WORLDWIDE		154,600	0.17	26,140	980,200	0.10	101,600	1,134,800	0.11	127,740	234,800	0.09	21,280
(1)	Resources are reported exclusive of reserves. Measured and Indicated Resources (combined) are equivalent to Mineralized Material disclosed in Newmont’s Form 10-K filing.
(2)	Resource for 2018 and 2017 was calculated at a silver price of $20 per ounce. Tonnage amounts have been rounded to the nearest 100,000.

Attributable Silver Mineral Resources (1)(2) - December 31, 2018, Metric Units
		Measured Resources			Indicated Resources			Measured and Indicated Resource			Inferred Resource
	Newmont	Tonnage	Grade	Silver	Tonnage	Grade	Silver	Tonnage	Grade	Silver	Tonnage	Grade	Silver
Deposits/Districts	Share	(x1000 tonnes)	(g/tonne)	(x1000 ozs)	(x1000 tonnes)	(g/tonne)	(x1000 ozs)	(x1000 tonnes)	(g/tonne)	(x1000 ozs)	(x1000 tonnes)	(g/tonne)	(x1000 ozs)
North America
Sandman, Nevada	100%	—		—	1,200	6.8	260	1,200	6.8	260	1,100	4.1	140
Phoenix, Nevada	100%	6,400	6.8	1,400	96,800	6.3	19,750	103,200	6.4	21,150	14,500	6.3	2,960
Galore Creek, Canada	50%	128,400	5.8	23,900	423,400	3.7	51,020	551,800	4.2	74,920	99,100	2.6	8,440
TOTAL NORTH AMERICA		134,800	5.8	25,300	521,400	4.2	71,030	656,200	4.6	96,330	114,700	3.1	11,540
South America
Conga, Peru	51.35%	—		—	356,300	2.1	23,580	356,300	2.1	23,580	89,900	1.1	3,250
Yanacocha Open Pits and Stockpiles	51.35%	5,500	4.7	840	9,400	12.3	3,750	14,900	9.5	4,590	4,300	28.5	3,990
Yanacocha Underground	51.35%	—		—	1,900	50.9	3,240	1,900	50.9	3,240	4,100	19.1	2,500
Total Yanacocha, Peru		5,500	4.7	840	11,300	19.2	6,990	16,800	14.5	7,830	8,400	24.0	6,490
TOTAL SOUTH AMERICA		5,500	4.7	840	367,600	2.6	30,570	373,100	2.6	31,410	98,300	3.1	9,740
TOTAL NEWMONT WORLDWIDE		140,300	5.8	26,140	889,000	3.6	101,600	1,029,300	3.9	127,740	213,000	3.1	21,280

See Footnotes under Silver Resources U.S. units table.

About Newmont

Newmont is a leading gold and copper producer. The Company’s operations are primarily in the United States, Australia, Ghana, Peru and Suriname. Newmont is the only gold producer listed in the S&P 500 Index and was named the mining industry leader by the Dow Jones Sustainability World Index in 2015, 2016, 2017 and 2018. The Company is an industry leader in value creation, supported by its leading technical, environmental, social and safety performance. Newmont was founded in 1921 and has been publicly traded since 1925.

Cautionary Statement regarding Reserves and Resources:

The “reserves” disclosed in this release have been prepared in compliance with Industry Guide 7 published by the SEC. As used in this news release, the term “reserve” means that part of a mineral deposit that can be economically and legally extracted or produced at the time of the reserve determination. The term “economically,” as used in this definition, means that profitable extraction or production has been established or analytically demonstrated in a feasibility study to be viable and justifiable under reasonable investment and market assumptions. The term “legally,” as used in this definition, does not imply that all permits needed for mining and processing have been obtained or that other legal issues have been completely resolved. However, for a reserve to exist, Newmont must have a justifiable expectation, based on applicable laws and regulations, that issuance of permits or resolution of legal issues necessary for mining and processing at a particular deposit will be accomplished in the ordinary course and in a timeframe consistent with Newmont’s current mine plans. Reserves in this news release are aggregated from the proven and probable classes.

The term “proven reserves” used in the tables of this news release means reserves for which (a) quantity is computed from dimensions revealed in outcrops, trenches, workings or drill holes; (b) grade and/or quality are computed from the results of detailed sampling; and (c) the sites for inspection, sampling and measurements are spaced so closely and the geologic character is sufficiently defined that size, shape, depth and mineral content of reserves are well established. The term “probable reserves” means reserves for which quantity and grade are computed from information similar to that used for proven reserves, but the sites for sampling are farther apart or are otherwise less closely spaced. The degree of assurance, although lower than that for proven reserves, is high enough to assume continuity between points of observation. Newmont classifies all reserves as Probable on its development projects until a year of production has confirmed all assumptions made in the reserve estimates. Proven and probable reserves include gold, copper or silver attributable to Newmont’s ownership or economic interest. Proven and probable reserves were calculated using cut-off grades. The term “cut-off grade” means the lowest grade of mineralized material considered economic to process. Cut-off grades vary between deposits depending upon prevailing economic conditions, mineability of the deposit, by-products, amenability of the ore to gold, copper or silver extraction and type of milling or leaching facilities available.

Notice for U.S. Investors:

The terms “resources” and “Measured, Indicated and Inferred resources” are used in this news release. Investors are advised that the SEC does not recognize these terms and “resources” have not been prepared in accordance with Industry Guide 7. Newmont has determined that such “resources” would be substantively the same as those prepared using the Guidelines established by the Society of Mining, Metallurgy and Exploration (SME) and defined as “Mineral Resource”. Estimates of resources are subject to further exploration and development, are subject to additional risks, and no assurance can be given that they will eventually convert to future reserves. Inferred Resources, in particular, have a great amount of uncertainty as to their existence and their economic and legal feasibility. Investors are cautioned not to assume that any part or all of the Inferred Resource exists, or is economically or legally mineable. Also, disclosure of contained ounces is permitted under the SME Guideline and other regulatory guidelines, such as Canada’s NI 43-101 and Australia’s JORC. However, the SEC generally requires mineral resource information in SEC-filed documents to be reported only as in-place tonnage and grade. Investors are reminded that even if significant mineralization is discovered and converted to reserves, during the time necessary to ultimately move such mineralization to production the economic feasibility of production may change. See the Company’s Annual Report for the “Proven and Probable Reserve” and “Mineralized Material” tables prepared in compliance with the SEC’s Industry Guide 7, available at www.newmont.com and on www.sec.gov. Investors are reminded that the tables presented in the Annual Report are estimates as of December 31, 2018 and were presented on an attributable basis reflecting the Company’s ownership interest at such time.

Cautionary Statement Regarding Forward Looking Statements:

This release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the safe harbor created by such sections and other applicable laws. Such forward-looking statements may include, without limitation, estimates and expectations of future exploration expenditures and activities. Where the Company expresses or implies an expectation or belief as to future events or results, such expectation or belief is expressed in good faith and believed to have a reasonable basis. However, such statements are subject to risks, uncertainties and other factors, which could cause actual results to differ materially from future results expressed or implied by the “forward-looking statements”. For a discussion of such risks relating to our business and other factors, see the Company’s Form 10-K, filed on February 21, 2019, with the Securities and Exchange Commission under the headings “Risk Factors” and “Forward-Looking Statements.” The Company does not undertake any obligation to release publicly revisions to any “forward-looking statement,” including, without limitation, outlook, to reflect events or circumstances after the date of this news release, or to reflect the occurrence of unanticipated events, except as may be required under applicable securities laws. Investors should not assume that any lack of update to a previously issued “forward-looking statement” constitutes a reaffirmation of that statement. Continued reliance on “forward-looking statements” is at investors' own risk.

CONTACT:
Newmont Mining Corporation
Investor Contact
Jessica Largent, 303-837-5484
jessica.largent@newmont.com

Media Contact
Omar Jabara, 303-837-5114
omar.jabara@newmont.com